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                                                                    Exhibit 10.8

                            YOUNG AMERICA CORPORATION

                                  $ 80,000,000
                   11 5/8% Senior Subordinated Notes due 2006

                               PURCHASE AGREEMENT

                                                               February 18, 1998

BT ALEX. BROWN INCORPORATED
   Bankers Trust Plaza
   130 Liberty Street
   New York, New York  10006

Ladies and Gentlemen:

            Young America Corporation, a Minnesota corporation (the "Company"), and Young America Holdings, Inc., a Minnesota corporation and the parent of the Company ("Holdings"), hereby confirm their agreement with you (the "Initial Purchaser"), as set forth below.

            1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $80,000,000 aggregate principal amount of its 11 5/8% Senior Subordinated Notes due 2006, Series A (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantee") on a senior subordinated basis by Holdings. The Notes and the Guarantee are collectively referred to herein as the "Securities". The Securities are to be issued under an indenture (the "Indenture") to be dated as of February 23, 1998 by and among the Company, Holdings and Marine Midland Bank, as Trustee (the "Trustee").

            The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

            In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated January 29, 1998 (the "Preliminary Memorandum"), and a final offering memorandum dated February 18, 1998 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum

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each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Company and any material developments relating to the Company occurring after the date of the most recent historical financial statements included therein.

            The Initial Purchaser and its direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company and Holdings have agreed, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

            2. Representations and Warranties. The Company and Holdings represent and warrant to the Initial Purchaser that:

            (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

            (b) As of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Company have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the Company will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Final Memorandum, there are no (i) options,

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warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company outstanding. The Company does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

            (c) Each of the Company and Holdings is duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Company and Holdings is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company or Holdings, taken as a whole (any such event, a "Material Adverse Effect").

            (d) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement). The Notes, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (e) Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guarantee. The Guarantee has been duly and validly authorized by Holdings and, when the Indenture has been duly and validly author-

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ized, executed and delivered, and when the Notes are duly and validly authorized, executed, issued and delivered against payment therefor in accordance with the terms hereof, the Guarantee will constitute a valid and legally binding obligation of Holdings, entitled to the benefits of the Indenture, and enforceable against Holdings in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (f) Each of the Company and Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by the Company and Holdings and, when executed and delivered by the Company and Holdings (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and Holdings, enforceable against the Company and Holdings in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (g) Each of the Company and Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and Holdings and, when executed and delivered by the Company and Holdings, will constitute a valid and legally binding agreement of the Company and Holdings enforceable against the Company and Holdings in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

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            (h) Each of the Company and Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company and Holdings of the transactions contemplated hereby have been duly and validly authorized by the Company and Holdings. This Agreement has been duly executed and delivered by the Company and Holdings.

            (i) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, no consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Company or Holdings for (i) the issuance and sale by the Company of the Notes to the Initial Purchaser, (ii) the issuance by Holdings of the Guarantee or (iii) the consummation by the Company and Holdings of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser. Neither the Company nor Holdings is (x) in violation of its certificate of incorporation or bylaws (or similar organizational document), (y) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (z) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

            (j) The execution, delivery and performance by the Company and Holdings of this Agreement, the Indenture and the Registration Rights Agreement and the consummation by the Company and Holdings of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the

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terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the articles of incorporation or bylaws of the Company or Holdings or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or Holdings or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

            (k) The audited consolidated financial statements of Holdings and the Company included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and Holdings at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Arthur Andersen LLP (the "Independent Accountants") is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

            (l) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum
(i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are believed by the Company to be reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein in all material respects.

            (m) There is not pending or, to the knowledge of the Company or Holdings, threatened, any action, suit, proceeding, inquiry or investigation to which the Company or Holdings is a

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party, or to which the property or assets of the Company or Holdings are subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Company or Holdings, would, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge, the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

            (n) Each of the Company and Holdings possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or Holdings has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

            (o) Since the date of the most recent financial statements appearing in the Final Memorandum, except as described therein, (i) neither the Company nor Holdings has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, result in a Material Adverse Effect, (ii) neither the Company nor Holdings has repurchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) there has not been any change in the capital stock or long-term indebtedness of the Company or Holdings.

            (p) Each of the Company and Holdings has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other

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than tax deficiencies which the Company or Holdings is contesting in good faith and for which the Company or Holdings has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or Holdings that would have, individually or in the aggregate, a Material Adverse Effect.

            (q) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company and Holdings believe to be reliable and accurate in all material respects.

            (r) None of the Company, Holdings or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            (s) Each of the Company and Holdings has good and marketable title to all real property and good title to all personal property described in the Final Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which the Company or Holdings is a party or by which any of them is bound are valid and enforceable against the Company or Holdings, and to the knowledge of the Company and Holdings, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and Holdings own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how currently used to conduct the businesses now operated by them as described in the Final Memorandum, and neither the Company nor Holdings has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

            (t) There are no legal or governmental proceedings involving or affecting the Company or Holdings or any of their

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respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

            (u) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Company and Holdings is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and Holdings has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or Holdings, threatened against the Company or Holdings under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or Holdings, (E) neither the Company nor Holdings has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of the Company or Holdings is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

            For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks

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and related piping, and emissions, discharges, releases or threatened releases therefrom.

            (v) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or Holdings which is pending or, to the knowledge of the Company or Holdings, threatened.

            (w) Each of the Company and Holdings carries insurance (including self-insurance) in such amounts and covering such risks as the Company and Holdings believe is adequate for the conduct of its business and the value of its properties.

            (x) Neither the Company nor Holdings has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or Holdings makes or ever has made a contribution and in which any employee of the Company or Holdings is or has ever been a participant except any such liabilities as would not have a Material Adverse Effect. With respect to such plans, each of the Company and Holdings is in compliance with all applicable provisions of ERISA except as to any non-compliance which would not have a Material Adverse Effect.

            (y) Each of the Company and Holdings (i) makes and keeps, or in the case of the Company will keep, accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

            (z) Neither the Company nor Holdings will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (aa) The Notes, the Guarantee, the Indenture and the Registration Rights Agreement, when executed, will conform in

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all material respects to the descriptions thereof in the Final Memorandum.

            (bb) No holder of securities of the Company or Holdings will be entitled to have such securities registered under the registration statements required to be filed by the Company and Holdings pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

            (cc) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and Holdings (each on a consolidated basis and in each case, including going-concern value) will exceed the sum of its stated liabilities and identified contingent liabilities; neither the Company nor Holdings (each on a consolidated basis) is, nor will any of the Company or Holdings (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted or (b) unable to pay its debts (contingent or otherwise) as they mature.

            (dd) None of the Company, Holdings or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

            (ee) No securities of the Company or Holdings are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

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            (ff) Neither the Company nor Holdings has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

            Any certificate signed by any officer of the Company or Holdings and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by the Company and Holdings to the Initial Purchaser as to the matters covered thereby.

            3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and Holdings agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase, the Securities at 97% of their principal amount. One or more certificates in definitive form for the Securities, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer (same day funds) to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 9:00 A.M., New York time, on February 23, 1998, or at such other place, time or date as the Initial Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices of BT Alex. Brown Incorporated in New York, New York, or at such other place as BT Alex. Brown Incorporated may designate, at least 24 hours prior to the Closing Date.

            4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

            5. Covenants of the Company. The Company and Holdings covenant and agree with the Initial Purchaser that:

            (a) Neither the Company nor Holdings will amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent unless the Company is advised by Counsel that such amendment or supplement is legally required. The Company and Holdings will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchaser.

            (b) The Company and Holdings will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may reasonably request and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Company and Holdings shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

            (c) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Securities or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company and Holdings will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

            (d) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memo-randum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

            (e) The Company and Holdings will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

            (f) For so long as any of the Securities remain outstanding, the Company and Holdings will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

            (g) Prior to the Closing Date, the Company and Holdings will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company and Holdings for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

            (h) None of the Company, Holdings or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

            (i) Neither the Company nor Holdings will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

            (j) For so long as any of the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

            (k) The Company and Holdings will use their reasonable efforts to
(i) permit the Securities to be designated

PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (l) The Company agrees, at its expense, and concurrently with the filing of the Registration Statement, that it will prepare a registration statement under the Act to be used in connection with the market-making activities of the Initial Purchaser with respect to the Exchange Notes, or included in the Registration Statement, in each case, containing such disclosures as are customary and appropriate for such a document (the "Market Making Registration Statement"). The Company will use its reasonable best efforts to cause the Market Making Registration Statement to become effective concurrently with the Registration Statement, and it will keep the Market Making Registration Statement in effect as long as is required by the Act in the reasonable judgment of the Initial Purchaser to engage in market-making activity. The Company agrees to obtain from its Independent Accountants, at its expense, on each effective date of the Market Making Registration Statement, a letter addressed to the Initial Purchaser dated such date covering matters described in Section 5(g) hereof, modified as appropriate to reflect the registered nature of the Exchange Notes in form and substance satisfactory to the Initial Purchaser. The Company agrees to furnish the Initial Purchaser as many copies of the Market Making Registration Statement and each report of the Company filed with the Commission pursuant to Section 13 or 15 of the Exchange Act as the Initial Purchaser shall reasonably request in connection with its market-making activities. If a "qualified independent underwriter" is required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with such market-making activities, the Initial Purchaser shall pay such underwriter's fee and expenses and the Company agrees to indemnify such underwriter on customary terms. Such qualified independent underwriter shall be a firm selected by the Company and reasonably agreed upon by the Initial Purchaser.

            6. Expenses. The Company agrees to pay all reasonable costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all reasonable costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the trans-actions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) fees and expenses of the Trustee, including fees and expenses of its counsel, (vii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (viii) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities.

            7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

            (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated the Closing Date and addressed to the Initial Purchaser, of Kaplan, Strangis and Kaplan, P.A., Minnesota counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

            (i) Each of the Company and Holdings is duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. Each of the Company and Holdings is duly qualified to do business as a foreign corporation in good standing in the State of Missouri.

            (ii) Each of the Company and Holdings has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Indenture, the Notes, the Exchange Notes and the Private Exchange Notes; the Indenture has been duly and validly authorized by the Company and Holdings; the Notes have been duly and validly authorized by the Company; the Guarantee has been duly and validly authorized by Holdings; and the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Company.

            (iii) Each of the Company and Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement; and the Registration Rights Agreement has been duly and validly authorized by the Company and Holdings.

            (iv) Each of the Company and Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and this Agreement and the consummation by the Company and Holdings of the transactions contemplated hereby have been duly and validly authorized by the Company and Holdings.

            (v) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the certificate of incorporation or bylaws (or similar organizational document) of the Company or Holdings, or (ii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and the representations and warranties of the Company and Holdings in Section 2(dd) hereof) any statute or regulation which to such counsel's actual knowledge are applicable to the Company or Holdings or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

            The opinion of Kaplan, Strangis and Kaplan, P.A. described in this Section may be limited to matters of Minnesota law and shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

            (b) On the Closing Date, the Initial Purchaser shall have received the opinion, dated the Closing Date and addressed to the Initial Purchaser, of O'Sullivan Graev & Karabell, LLP, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

            (i) The Indenture meets the requirements for qualification under the TIA; the Indenture, when duly executed and delivered by the Company and Holdings (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding agreement of the Company and Holdings, enforceable against the Company and Holdings in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (ii) The Notes are in the form contemplated by the Indenture. The Notes, when duly executed and delivered by the Company and paid for by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding agreement of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (iii) The Guarantee is in the form contemplated by the Indenture. The Guarantee, when duly executed and delivered by Holdings, and when the Notes are duly and validly authorized, executed and delivered by the Company and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute the valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (iv) The Exchange Notes and the Private Exchange Notes, when duly executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (v) The Registration Rights Agreement, when duly executed and delivered by the Company and Holdings (assuming due authorization, execution and delivery thereof by the Initial Purchaser), will constitute the valid and legally binding agreement of the Company and Holdings, enforceable against the Company and Holdings in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. No opinion need be given with respect to the enforceability of the additional in-terest provisions contained in Section 4 of the Registration Rights Agreement.

            (vi) The Indenture, the Notes, the Guarantee and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum.

            (vii) To such counsel's actual knowledge, no legal or governmental proceedings are pending to which the Company or Holdings is a party or to which the property or assets of the Company or Holdings is subject which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum under the caption "Use of Proceeds."

            (viii) The execution, delivery and performance by the Company and Holdings of this Agreement, the Indenture, the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation or any of (i) the terms or provisions of any Contract set forth on a list attached to an officer's certificate of the Company and certified as being all material real estate leases, all material agreements entered into in connection with the Recapitalization and all agreements relating to indebtedness for borrowed money; (ii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and the representations and warranties of the Company and Holdings in Section 2(dd) hereof) any statute, or regulation actually known to such counsel to be applicable to the Company or Holdings or any of their respective properties or assets, or (iii) any judgment, decree or order set forth on a list attached to an officer's certificate of the Company and certified as being all material judgments, decrees and orders naming Holdings or the Company and binding on it or its property except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

            (ix) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and the representations and warranties of the Company and Holdings in Section 2(dd) hereof, no consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Company of the Notes to the Initial Purchaser or the consummation by the Company of the other transactions contemplated hereby, except such as may be required under Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

            (x) To the actual knowledge of such counsel, there are no material contracts or other documents to which the Company or Holdings is a party which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

            (xi) Neither the Company nor Holdings is, or immediately after the sale of the Securities to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (xii) No registration under the Act of the Securities is required in connection with the sale of the Securities to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Securities by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs") or accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) promulgated under the Act ("Accredited Investors"), (ii) the accuracy of the Initial Purchaser's representations in Section 8 and those of the Company contained in this Agreement regarding the absence of a general solici-tation in connection with the sale of such Securities to the Initial Purchaser and the initial resale thereof and (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof.

            (xiii) Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

            At the time the foregoing opinion is delivered, O'Sullivan Graev & Karabell, LLP shall additionally state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except as expressly set forth in paragraph
(vi) above), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need make no statement of belief and express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Final Memorandum). The opinion of O'Sullivan Graev & Karabell LLP described in this Section shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

            References to the Final Memorandum in this subsection (b) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

            (c) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of Cahill Gordon & Reindel, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

            (d) The Initial Purchaser shall have received from the Independent Accountants a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchaser.

            (e) The representations and warranties of the Company and Holdings contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company shall have performed in all material respects all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (f) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

            (g) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), neither the Company nor Holdings shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (h) The Initial Purchaser shall have received a certificate of the Company, dated the Closing Date, signed on be-half of the Company by its President and its Chief Financial Officer, to the effect that:

            (i) The representations and warranties of the Company and Holdings contained in this Agreement are true and correct in all material respects on and as of the date hereof and on and as of the Closing Date, and the Company and Holdings have performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

            (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known to such officers, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

            (iii) Neither of such Officers has received notice that the sale of the Securities hereunder has been enjoined (temporarily or permanently).

            (i) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by the Company and Holdings.

            On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company as they shall have heretofore reasonably requested from the Company.

            All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

            8. Offering of Securities; Restrictions on Transfer. The Initial Purchaser represents and warrants that it is a QIB.

The Initial Purchaser agrees with the Company (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum (or, if the Final Memorandum is not in existence, in the most recent Memorandum).

            9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto; or

            (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred (subject to paragraph (c) below), the Initial Purchaser and each such controlling person for any reasonable legal or other out-of-pocket expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for use therein and provided, further, that the Company will not be liable if such untrue statement or alleged untrue statement or omission or alleged omission was contained or made in any Memorandum and corrected in the Final Memorandum or any amendment or supplement thereto and the Final Memorandum does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, claim, damage or liability suffered or incurred by the Initial Purchaser resulted from any action, claim or suit by any person who purchased Securities which are the subject thereof from the Initial Purchaser and it is established in the related proceeding that the Initial Purchaser failed to deliver or provide a copy of the Final Memorandum (as amended or supplemented) to such person with or prior to the confirmation of the sale of such Securities sold to such person, unless such failure to deliver or provide a copy of the Final Memorandum (as amended or supplemented) was a result of noncompliance by the Company with Section 5(d) of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld, but if settled with such consent or if there shall be a final non-appealable judgment for the plaintiff for which the Initial Purchaser is entitled to indemnification pursuant to this Agreement, the Company agrees to indemnify the Initial Purchaser from and against any loss or liability by reason of such settlement or judgment.

            (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this
Section 9 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld, but if settled with such consent or if there shall be a final non-appealable judgment for the plaintiff for which the Company is entitled to indemnification pursuant to this Agreement, the Initial purchaser agrees to indemnify the Company from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnifi-cation under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph
(b) of this Section 9, representing the indemnified parties under such paragraph
(a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable (other than by reason of any exception provided therein) to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

            10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing
Date:

            (i) either the Company or Holdings shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or Holdings), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

            (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

            (iii) a banking moratorium shall have been declared by New York or United States authorities;

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

            (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

            (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

            12. Information Supplied by the Initial Purchaser. The statements set forth in the last paragraph on the front cover page and in the second and third sentences of the third paragraph under the heading "Private Placement" in the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a) and 9 hereof.

            13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to (i) BT Alex. Brown Incorporated, 130 Liberty Street, New York, New York 10006, Attention:
Corporate Finance Department; if sent to the Company, shall be mailed or delivered to the Company at 717 Faxon Roan, Young America, Minnesota 55397,
Attention: L. Joseph Kulas; with a copy to O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112 Attention: Frederick M. Bachman.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

            14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, its officers and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from the

Initial Purchaser will be deemed a successor because of such purchase.

            15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

            16. Entire Agreement. This Agreement, together with the engagement letter dated November 25, 1997 between the Company and BT Alex. Brown Incorporated, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and such engagement letter supersede all prior agreements and understandings between the parties with respect to such subject matter.

            17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchaser.

                                          Very truly yours,

                                          YOUNG AMERICA CORPORATION


                                          By: /s/    Charles D. Weil
                                              ------------------------------
                                              Name:  Charles D. Weil
                                              Title: President/CFO

                                          YOUNG AMERICA HOLDINGS, INC.


                                          By: /s/    Charles D. Weil
                                              ------------------------------
                                              Name:  Charles D. Weil
                                              Title: President/CFO

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

BT ALEX. BROWN INCORPORATED


By: /s/    William W. Archer
    ------------------------------
    Name:  William W. Archer
    Title: Managing Director